BB&T Capital Markets August 30, 2010 New York, NY Pierre Brondeau - President and CEO Exhibit 99.1 W. Kim Foster, Senior Vice President and CFO

Disclaimer
Safe Harbor Statement
These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available.  Actual results of the Company may differ materially from those contained in the forward-
looking statements.
Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the Company’s periodic reports filed under the
Securities Exchange Act of 1934, as amended.
The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined in the appendix.  In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation

Revenue:	$2,969
EBITDA:	$630
Margin*:	21.2%

Industrial Chemicals

Revenue:	$1,034
EBITDA:	$191
Margin*:	18.5%

Specialty Chemicals

Revenue:	$803
EBITDA:	$206
Margin*:	25.6%

Agricultural Products

Revenue:	$1,136
EBITDA:	$299
Margin*:	26.3%

FMC

FMC Corporation LTM ending June 30, 2010 ($ millions) *EBITDA margin

Vision 2015 – Disciplined Approach to Growth
Solid investment grade rating : S&P BBB+/Moody’s Baa1
Debt maturing in next 5 years < $200 million
Free cash flow of ~$200 million projected in 2010
Increased emphasis on internal technology development
Complemented by financially attractive bolt-on acquisitions and technology in-licensing
Biased toward capturing share in rapidly developing economies
Procurement ,logistics and supply chain savings up to $50M
annually at maturity
Announced consolidation of offices and labs in Shanghai
Reducing earnings volatility
Leveraging strengths of Soda Ash and Peroxygens
Evaluating new environmental platform
Expansion of Salar del Hombre Muerto production facility
in Argentina to increase capacity by 30 percent
Maintaining financial strength and
strategic flexibility
Focusing on growth in Agricultural
Products and BioPolymer
Lowering our operating costs by
leveraging company size
Strengthening Industrial
Chemicals products portfolio
Positioning Lithium as the next
growth platform
Strategic Thrusts Actions

Leading Market Positions

Diverse End Markets - Low Correlation to Economic Cycles

Diversified and Integrated Cost Structure

Limited Dependence on Petrochemical Feedstocks

Operating from a Position of Strength

(1) Based on 2009 consolidated sales
Industrial
Chemicals
#1 in N.A. Soda Ash
#1 in N.A.
Persulfates
#1 Globally
Carrageenan
#1 Globally
Carbofuran
#2 in N.A.
Pyrethroids
Agricultural
Products
#1 Globally
Alginates
Specialty
Chemicals
#2 Globally
#1 Globally
Lithium Specialties
Microcrystalline Cellulose
Product Group
Position(1)
Leading Market Positions

Electronics 2%
Ceramics 2%
Other 3%
Industrial 2%
Flat Glass/Fiberglass 3%
Pulp & Paper 3%
Chemicals 5%
Other 7%
Container Glass 4%
Chemicals 5%
Pharmaceuticals 10%
Food 11%
Detergents 7%
Agriculture 36%

Approximately 80% of sales to non GDP-cyclical end markets
Long-term relationships with blue chip customers
No single customer represents more than ~1 % of sales
Top 10 customers in total represent ~11% of sales
Non-
Cyclical
80%
Cyclical
20%
Based on 2009 Consolidated Sales
Diversified Customers and End Markets

Backward integrated in soda ash and lithium

Agricultural Products' sourcing from low-cost economies

Diversified raw material structure and sourcing

- No single raw material accounted for over 9% of total raw material purchases in 2009
- Global sourcing of renewable resources
- Limited use of petrochemical feedstocks

Low energy demand requirements

- Energy costs represented ~ 11% of cost of sales in 2009
- Hedge 80% of planned natural gas purchases

FMC

Diversified and Integrated Cost Structure

Sales CAGR	2006-08	2006-09
North America	5.4%	2.9%
Latin America	27.4%	15.1%
Asia	20.3%	8.0%
EMEA	17.9%	3.9%

Based on 2009 Consolidated Sales North America 37% of Sales Latin America 25% of Sales Europe / Middle East / Africa 25% of Sales Asia / Pacific 13% of Sales Global Presence

Fungicides
7%
Insecticides
48%
Herbicides
45%

Asia
Pacific
16%
North
America
21%
EMEA
15%
Latin
America
48%

Based on 2009 Consolidated Sales of $1,052 million
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
Strategic Thrusts:
Focused in attractive intersections of products, crops and regions
Developing new actives & formulations to serve selected new crops
Enhancing growth through acquisitions
Agricultural Products

$ Millions
400
300
200
100
0
30%
25%
20%
15%
10%
5%
0%
Margin %
21.7%
23.7%
26.3%
24.6%
29.1%
26.3%
157
182
234
258
306
299
2005
2006
2007
2008
2009
LTM 6/30/10
EBITDA
Capex
EBITDA Margin

2010 segment earnings growth in the mid-single digits reflecting higher sales in most regions partially offset by less favorable product and geographic mix, higher first half inventory costs and increased spending on growth initiatives.
Agricultural Products

Lithium
23%
BioPolymer
77%

Asia Pacific
20%
North
America
40%
EMEA
32%
Latin
America
8%

BioPolymers – pharmaceutical and food ingredients
Lithium focus on specialties – pharmaceuticals and energy storage
Strategic Thrusts:
Strengthening positions in core market segments
Continue high focus on close-to-customer technology development and formulation
Pursuing financially attractive bolt-on acquisitions to strengthen core platforms or expand portfolio
Positioning capacity and technology to capture premium growth in lithium
Based on 2009 Consolidated Sales of $753 million
Specialty Chemicals

300
200
100
0
$ Millions
30%
25%
20%
15%
10%
5%
0%
Margin %
25.1%
25.3%
26.5%
25.1%
25.6%
25.6%
140
150
175
184
193
206
30
31
34
46
66
2005
2006
2007
2008
2009
LTM 6/30/10
EBITDA
Capex
EBITDA Margin

2010 segment earnings up approximately 20 percent reflecting strong commercial performance in BioPolymer, higher volumes in lithium primaries and continued
productivity improvements
Specialty Chemicals

Other
20%
Peroxygens
24%
Alkali
(Soda Ash)
56%

Asia Pacific
5%
EMEA
31%
North
America
51%
Latin
America
13%

Based on 2009 Consolidated Sales of $1,027 million
#1 North American manufacturer of soda ash
Low cost, proprietary production technologies
Strategic Thrusts:
Managing for cash generation
Aligning capacity to highest margin markets
Controlling costs and increasing productivity
Strengthening products portfolio to reduce earnings volatility
Evaluating a new environmental platform
Industrial Chemicals

400
300
200
100
0
$ Millions
25%
20%
15%
10%
5%
0%
Margin %
17.3%
16.2%
14.9%
21.1%
15.6%
18.5%
151
43
161
63
162
65
269
106
160
66
191
2005
2006
2007
2008
2009
LTM 6/30/10
EBITDA
Capex
EBITDA Margin

Industrial Chemicals
2010 segment earnings segment earnings up 25 to 30 percent driven by volume growth and favorable raw material and energy costs, partially offset by lower selling prices and higher plant outage costs

Maintaining financial strength and strategic flexibility

- Solid balance sheet
- Conservative liquidity profile
- Strong cash flow

Focusing on growth in Agricultural Products and BioPolymer

Lowering our operating costs by leveraging company size

Strengthening Industrial Chemicals products portfolio

Positioning Lithium as the next growth platform

FMC

FMC in Summary

Glossary of Financial Terms & Reconciliations of GAAP to Non-GAAP

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is the
sum of Income (loss) from continuing operations before income taxes and
Depreciation and Amortization.
EBITDA Margin is the quotient of EBITDA (defined above) divided by Revenue.
ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-tax
Interest expense divided by the sum of Short-term debt, Current portion of long-
term debt, Long-term debt and Total shareholders’
equity.

These slides contain references to segment financial items. Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-
GAAP terms to the closest GAAP term in the appendix of this
presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) for
a segment is the sum of Income (loss) from continuing operations before income taxes for that segment and Depreciation and Amortization for that segment.
EBITDA Margin for a segment is the quotient of EBITDA (defined above)
divided by Revenue for that segment.
Segment Financial Terms

Reconciliation of consolidated income from continuing operations before income taxes (a GAAP measure) to EBITDA (a Non-GAAP measure)
EBITDA Reconciliation: LTM 6/30/2010
(Unaudited, in $ millions) LTM 6/30/2010
Income (loss) from continuing operations before income taxes $359.6
Net Income attributable to non-controlling interests (12.3)
Restructuring and other charges/(income), net   112.2
Purchase accounting inventory fair value impact and other
related inventory adjustments
4.8
Interest expense, net 32.9
Depreciation and amortization 132.5
EBITDA (Non-GAAP) $629.7

Reconciliation of Segment Operating Profit (a GAAP measure) to
EBITDA (a Non-GAAP measure)
Segment EBITDA Reconciliation: LTM 6/30/2010
(Unaudited, in $ millions) LTM 6/30/2010
Segment
Industrial
Chemicals
Specialty
Chemicals
Agricultural
Products
Segment Operating Profit (GAAP) $117.8 $172.9 $278.4
Add:
Depreciation and Amortization 72.9 32.9 20.8
EBITDA (Non-GAAP) $190.7 $205.8 $299.2